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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2000


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

Claims against Southwest Gas Corporation (NYSE:SWX) and ONEOK, Inc., (NYSE:OKE) asserted by Southern Union (NYSE:SUG) under the Federal Racketeer Influenced and Corrupt Organizations Act (RICO) have been dismissed. Motions to dismiss the RICO claims were made by Southwest Gas Corporation (Southwest) and ONEOK. Judge Roslyn O. Silver of the Federal District Court in Phoenix granted the motions on December 15, 2000. Judge Silver ruled the claims were barred by the Private Securities Litigation Reform Act of 1995. The claims originated as part of litigation filed by Southern Union in its unsuccessful efforts to acquire Southwest Gas Corporation.

ONEOK, Inc. had also attempted to acquire Southwest Gas but in January 2000, ONEOK improperly terminated the merger agreement.

Southwest Gas Corporation has lawsuits against both Southern Union and ONEOK,
Inc.

Southwest Gas Corporation is principally engaged in the business of purchasing, transporting, and distributing natural gas. Southwest is the largest distributor in Arizona, selling and transporting natural gas in most of southern, central, and northwestern Arizona, including the Phoenix and Tucson metropolitan areas. Southwest is also the largest distributor and transporter of natural gas in Nevada, and serves the Las Vegas metropolitan area and northern Nevada. In addition, Southwest distributes and transports natural gas in portions of California, including the Lake Tahoe area in northern California and high desert and mountain areas in San Bernardino County.

This filing may contain statements which constitute "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995 (Reform Act). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the impact of weather variations on customer usage, natural gas prices, the effects of regulation/deregulation, the timing and amount of rate relief, changes in capital requirements and funding, resolution of pending litigation, acquisitions, and competition.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SOUTHWEST GAS CORPORATION




Date: December 27, 2000                /s/ EDWARD A. JANOV
                                 -----------------------------
                                        Edward A. Janov
                                 Vice President/Controller and
                                   Chief Accounting Officer